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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                               ------------------



                                    FORM 8-K




                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):      September 6, 1996
                                                     ----------------------



                         COMPREHENSIVE CARE CORPORATION
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               (Exact name of registrant as specified in Charter)



           DELAWARE                      0-5751                  95-2594724
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       (State or other                (Commission              (IRS Employer
jurisdiction of incorporation)        File Number)          Identification No.)




   1111 Bayside Drive, Suite 100, Corona del Mar, California        92625
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            (Address of principal executive offices)              (zip code)



                                 (714) 222-2273
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              (Registrant's telephone number, including area code)




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Item 5. Other Events
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        The Company entered into a Stock Purchase Agreement on April 30, 1996 to purchase the outstanding stock of Healthcare Management Services, Inc., Healthcare Management Services of Ohio, Inc., Healthcare Management Services of Michigan, Inc. and Behavioral Healthcare Management, Inc. (hereafter collectively referred to as "HMS"). The Stock Purchase Agreement was subject to certain escrow provisions and other contingencies which were not completed until July 25, 1996. In conjunction with this transaction, HMS initiated an arbitration against The Emerald Health Network, Inc. ("Emerald") claiming breach of contract and seeking damages and other relief. In August 1996, Emerald, in turn, initiated action in the U.S. District Court for the Northern District of Ohio, Eastern Division, against the Company claiming, among other things, interference with the contract between Emerald and HMS and seeking unspecified damages and other relief. An answer has not yet been interposed and no discovery has commenced. The action, therefore, is in its formative stages and the Company believes it has good and meritorious defenses and that HMS has meritorious claims in its arbitration. The Company believes that it may have claims arising from this transaction against the accountants and legal counsel of HMS as well as HMS's lending bank. These claims are presently being investigated and have not as yet been quantified

        Subsequent to the completion of the closing on July 25, 1996, the Company entered into negotiations with the Sellers or their representatives relating to the disposition of the claims with respect to which the Company had reserved its rights. On September 6, 1996, the Company instituted an arbitration against the Sellers with the American Arbitration Association in Orange County, California seeking, among other things, damages from the Sellers which the Company sustained by reason of the inaccuracies of the representations and warranties made by the Sellers and for the indemnification from each of the Sellers as provided for under the terms of the Stock Purchase Agreement. The Sellers have not interposed their answers to the arbitration, and the arbitration is therefore in its formative stages.


Item 7. Financial Statements and Exhibits
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        Exhibits.

Exhibit No.     Description
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99.26           Stock Purchase Agreement dated April 30, 1996 between the
                Company and HMS and Stephen A. Stewart and Jacob S. Swidler
                (filed under separate cover with Form SE).





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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COMPREHENSIVE CARE CORPORATION
                                           (Registrant)



                                   By: /s/ KERRI RUPPERT
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                                           Kerri Ruppert, Senior Vice President
                                           and Chief Financial Officer


Dated:  October 3, 1996